Fair Value Measurements - Additional Information (Detail) $ in Thousands	Sep. 30, 2019 USD ($)
Fair Value Disclosures [Abstract]
Fair value of assets transferred from level 1 to level 2	$ 0
Fair value of assets transferred from level 2 to level 1	0
Remaining contractual maturities of investments were less than one year	349,300
Remaining contractual maturities of investments were less than one year through two years	$ 31,800